UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2011

Jefferies Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14947	95-4719745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Ave., New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-284-2550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our annual meeting of shareholders on May 9, 2011. As previously reported on Form 8-K filed on May 10, 2011, at the meeting, our shareholders voted on an advisory basis on how frequently shareholders will vote on the compensation of our named executive officers.

The advisory vote on the frequency of the vote on executive compensation resulted in the following:

Every 3 Years	Every 2 Years	Every Year	Abstain	Broker Non-Votes
92,877,699	533,172	31,783,876	1,010,349	22,837,397

In light of such shareholder advisory vote, our Board of Directors decided that the shareholder advisory vote on executive compensation as required pursuant to section 14A(a)(2) of the Securities Exchange Act of 1934 shall occur every three (3) years until the next required frequency vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Group, Inc.

Date: September 21, 2011	/s/ ROLAND T. KELLY
Roland T. Kelly
Assistant Secretary